UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2011

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2011, the stockholders of Neoprobe Corporation (the “Company”) approved an amendment to the Company’s Second Amended and Restated 2002 Stock Incentive Plan (the “Plan”) to: (1) increase the number of shares issuable under the Plan from 7,000,000 to 10,000,000; and (2) extend the termination date for the Plan from March 7, 2012, to March 7, 2015.

Purpose of the Plan

The purpose of the Plan is to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of: (a) certain employees of the Company and its affiliates; (b) consultants who provide significant services to the Company and its affiliates; and (c) directors of the Company who are employees of neither the Company nor any affiliate.

Administration

The Plan is administered by the Company’s Compensation, Nominating and Governance Committee (the “Committee”).  The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934, and as “outside directors” under section 162(m) of the Internal Revenue Code.  Subject to the terms of the Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted awards, the terms and conditions of such awards, and to construe and interpret the Plan.  The Committee also is responsible for making adjustments in outstanding awards, the shares available for awards, and the numerical limitations for awards to reflect any transactions such as stock splits or stock dividends.

Shares Available and Award Limits

The maximum number of shares of the Company’s common stock, $.001 par value, which can be issued pursuant to the Plan, as amended, is 10,000,000 shares. No participant may receive awards covering more than 500,000 shares under the Plan in any performance period. Additionally, in no event may an award be granted pursuant to the Plan, as amended, on or after March 7, 2015.

Awards

The Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance stock units. Each award will be evidenced by a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Third Amended and Restated 2002 Stock Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein in its entirety by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On August 15, 2011, at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), the Company's stockholders took the following actions:

(1)           Elected as Directors of the Company, for the first time, the Company's President and CEO, Mark J. Pykett, V.M.D., Ph.D., Peter F. Drake, Ph.D. and Jess Emery Jones, M.D., each for a term ending at the 2014 Annual Meeting (Drs. Drake and Jones had previously been appointed as Directors of the Company in March 2011).

The following table shows the voting tabulation for the election of directors:

ACTION	FOR	WITHHELD	BROKER NON-VOTES

Election of Directors:
Mark J. Pykett, V.M.D., Ph.D.	61,932,064	2,458,222	21,571,374
Peter F. Drake, Ph.D.	61,881,514	2,508,772	21,571,374
Jess Emery Jones, M.D.	60,022,237	4,368,049	21,571,374

(2)           Approved the sale of the Company's neoprobe® GDS gamma detection device business to Devicor Medical Products, Inc. ("Devicor") for $30 million in upfront cash consideration, plus an additional $20 million in potential royalties based on future sales milestones (the "Asset Sale"), pursuant to the terms of an asset purchase agreement dated as of May 24, 2011, by and between the Company and Devicor.

The following table shows the voting tabulation for the approval of the Asset Sale:

ACTION	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Approval of the Asset Sale	63,302,572	950,569	137,145	21,571,374

(3)           Approved the amendment of the Company’s Second Amended and Restated 2002 Stock Incentive Plan (the “Plan”) to: (1) increase the number of shares issuable under the Plan from 7,000,000 to 10,000,000; and (2) extend the termination date for the Plan from March 7, 2012, to March 7, 2015.

The following table shows the voting tabulation for the approval of the amendment of the Plan:

ACTION	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Amendment of the Plan	55,673,391	7,635,590	1,081,305	21,571,374

(4)           Voted to hold an advisory vote on executive compensation, as required pursuant to Section 14A of the Securities Exchange Act, of 1934, as amended (the "Exchange Act"), every third year.

The following table shows the number of votes cast for each of 1 year, 2years, and 3 years, as well as the number of abstentions, with respect to the frequency with which the Company will hold the required advisory vote on executive compensation.

ACTION	1 Year	2 Years	3 Years

Frequency of Advisory Vote on Executive Compensation	9,796,389	7,089,282	46,985,460	519,155

In light of this vote, the Company has decided to include a shareholder vote on the compensation of executives in its proxy materials every third year, until the next required vote on the frequency of shareholder votes on the compensation of executives.

(5)           Voted to approve the following resolution, pursuant to Section 14A of the Exchange Act, which requires that the Company include in its proxy statement an advisory vote regarding named executive officer compensation:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement, is approved.”

The following table shows the voting tabulation for the approval of the foregoing resolution:

ACTION	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Approval of Resolution Regarding Executive Compensation	62,077,938	1,384,950	927,398	21,571,374

(6)           Voted to approve the appointment of BDO USA, LLP, to act as the Company’s independent registered public accounting firm for 2011.

The following table shows the voting tabulation for the approval of BDO USA, LLP:

ACTION	FOR	WITHHELD	ABSTENTIONS

Approval of BDO USA, LLP	84,402,212	386,458	1,172,990

Item 8.01.   Other Events.

On August 15, 2011, the Company issued a press release (the "Meeting Press Release") announcing the results of the 2011 Annual Meeting. Following the formal business portion of the 2011 Annual Meeting, Dr. Pykett and other members of the Company's executive team made a series of presentations to stockholders attending the 2011 Annual Meeting on the topics discussed in the complete text of the Meeting Press Release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On August 16, 2011, the Company issued a press release (the "Election Press Release") announcing that Gordon A. Troup was elected Chairman of the Board at a meeting of the Company's Board of Directors held following the 2011 Annual Meeting.  Mr. Troup succeeds Carl J. Aschinger, Jr., who has served as a director of the Company since June 2004 and as Chairman of the Board since July 2007.  Mr. Troup has served as a director of the Company since July 2008 and as Vice Chairman of the Board since July 2010.  He served as President of the Nuclear Pharmacy Services business at Cardinal Health, Inc. (Cardinal Health), a multinational medical products and services company, from January 2003 until his retirement in December 2007.  Mr. Troup joined Cardinal Health in 1990 and was appointed Group President of Pharmaceutical Distribution and Specialty Distribution Services in 1999.  Prior to joining Cardinal Health, Mr. Troup was employed for ten years by American Hospital Supply Corporation and three years by Zellerbach Paper, a Mead Company.  Mr. Troup has a B.S. degree in Business Management from San Diego State University. A copy of the complete text of the Election Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1	Neoprobe Corporation Third Amended and Restated 2002 Stock Incentive Plan.

99.1	Neoprobe Corporation press release dated August 15, 2011, entitled “Neoprobe Announces 2011 Annual Meeting Results.”

99.2	Neoprobe Corporation press release dated August 16, 2011, entitled “Neoprobe Elects Gordon Troup Chairman of the Board.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: August 16, 2011	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer